UNITED STATES SECURITIES AND
                              EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) May 10, 2011

                          AMERICAN MINING CORPORATION
             (Exact name of registrant as specified in its charter)

                                     Nevada
                 (State or other jurisdiction of incorporation)

                                   000-52403
                            (Commission File Number)

                                   20-3373669
                       (IRS Employer Identification No.)

           3044 BLOOR STREET W, SUITE 1440, TORONTO, ONTARIO  M8X 2Y8
             (Address of principal executive offices and Zip Code)

                                 (647) 456-9521
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act (17
CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
Exchange Act (17 CFR 240.14d-2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the
Exchange Act (17 CFR 240.13e-4(c))


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ITEM 3.03     MATERIAL MODIFICATION TO RIGHTS OF SECURITY HOLDERS

To the extent required by Item 3.03 of Form 8-K, the information contained in or incorporated by reference into Item 5.03 of this current report is hereby incorporated by reference into this Item 3.03.

ITEM 5.03     AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN
              FISCAL YEAR

CERTIFICATE OF DESIGNATION

Pursuant to the authority granted to the directors of the Registrant by the Articles of Incorporation, effective May 10, 2011, the Registrant filed a Certificate of Designation to its Articles of Incorporation designating 2,000,000 shares of the Registrant's authorized preferred stock as "Series A Preferred Stock", and setting forth, among other things, the preferences, dividends, voting rights and other special rights of the Series A Preferred Stock. A copy of the Certificate of Designation is filed herewith as Exhibit
3.1 and is incorporated herein by reference.

Each share of Series A Preferred Stock entitles the holder to ten (10) votes at all stockholder meetings (except meetings at which only holders of other classes or series of shares are entitled to attend) for a period of three years from the date of issuance, and thereafter to one (1) vote at all such meetings.

Each share of Series A Preferred Stock will be automatically converted into one fully paid and non-assessable share of the Registrant's common stock if the holder transfers the share other than to certain permitted transferees, or upon the fifth anniversary date of the date of its issuance. There are no other conversion rights or privileges attached to the Series Preferred Stock.

Each holder of Series A Preferred Stock has a right of retraction, to require the Registrant to redeem all or any of the holder's Series A Preferred Stock at a price of $25.00 per share within seven days following a change of control of the Registrant. If the Registrant does not redeem all shares of Series A Preferred Stock when presented for redemption, then all the holders of Series A Preferred Stock will be entitled, as a class, to elect a majority of the members of the board of directors of the Registrant for a period of one year.

The Registrant is prohibited from taking certain corporate actions while any shares of Series A Preferred Stock are outstanding, without first obtaining the approval of the holders of two-thirds of the issued and outstanding Series A Preferred Stock.

ITEM 9.01     FINANCIAL STATEMENTS AND EXHIBITS

EXHIBITS

3.1 Certificate of Designation of Series A Preferred Stock of American Mining Corporation

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        AMERICAN MINING CORPORATION



                                        /s/ Thomas Mills
                                        Thomas Mills, President & CEO
                                        Date: May 11, 2011